UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 28, 2006

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Item 9.01 Financial Statements and Exhibits.

Signatures

Item 1.01 Entry Into a Material Definitive Agreement.

On March 28, 2006, with the prior approval of its board of directors, Registrant accelerated the vesting of all currently unvested options Registrant had granted to employees and consultants, including officers and directors, which had exercise prices greater than $6.95, the closing price of Registrant’s stock on March 28, 2006. As a condition to these unvested options becoming immediately exercisable, resale restrictions were imposed to prevent the sale of any shares received from the exercise of an accelerated option prior to the original vesting date of the option.

The primary purpose of the accelerated vesting is to enable Registrant to avoid recognizing in its income statement non-cash compensation expense associated with these options in future periods, which amounts to potential savings of approximately $900,000. Registrant would otherwise expect to record these expenses due to the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment beginning in the first quarter of fiscal 2007. This estimate is subject to change but is based on estimated value calculations using the Black-Scholes methodology.

The acceleration affects options covering approximately 225,000 shares with exercise prices between $7.00 and $22.50 per share, which is about 12% of Registrant’s outstanding unvested options. Of these options, 6,562 are held by David Sear, one of Registrant’s outside directors, comprising approximately 29% of his outstanding unvested options and approximately 7% of the unvested options held by all of Registrant’s outside directors, and 125,000 are held by David Casey, Registrant’s Vice President of Sales, comprising all of his options and approximately 15% of the unvested options held by all of Registrant’s executive officers.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.25 Memo to Employees and Consultants, including David Casey and David Sear, Accelerating Their Underwater Unvested Options and Imposing Resale Restrictions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 3rd day of April, 2006.

CALIFORNIA MICRO DEVICES CORPORATION

(Registrant)

By:	/s/ KEVIN J. BERRY
Kevin J. Berry
Chief Financial Officer

Exhibit Index

Exhibit 10.25 Memo to Employees and Consultants, including David Casey and David Sear, Accelerating Their Underwater Unvested Options and Imposing Resale Restrictions.